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                                                                     Exhibit 23

                         INDEPENDENT AUDITORS' CONSENT

  We consent to the incorporation by reference in Registration Statement Nos. 333-72927, 333-56331 and 333-51959 of American Tower Corporation and subsidiaries on Form S-8 of our report dated March 4, 1999, appearing in the Annual Report on Form 10-K of American Tower Corporation for the year ended December 31, 1998.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
March 19, 1999